Exhibit 10.22

FOURTH AMENDMENT TO PROMISSORY NOTE

(FIFTH DISBURSEMENT)

Loan No. 194552

$45,200,000

This Fourth Amendment to Promissory Note (the “Fourth Amendment”) is made and entered into as of September 5, 2012, by and among WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company (“WBSW”), WEST GONZALES ROAD OXNARD, LLC, a California limited liability company (“WGRO”), DALTON LANE WATSONVILLE, LLC, a California limited liability company (“DLW”), KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company (“KRPC”), COLDING LOOP ROAD WIMAUMA, LLC, a Florida limited liability company (“CLRW”), and TRAPNELL ROAD PLANT CITY, LLC, a Florida limited liability company (“TRPC”) (hereafter referred to collectively, jointly and severally as “Borrower”), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereafter referred to as “Lender”).

This Fourth Amendment is made with respect to the following facts and circumstances.

A. Lender extended a loan to WBSW, WGRO, DLW and KRPC in the aggregate principal amount not to exceed $45,200,000 (the “Loan”) to be advanced in multiple disbursements in accordance with the terms of the Loan Agreement dated December 30, 2010, as amended by that certain First Amendment to Loan Agreement dated February 3, 2011, as further amended by that certain Second Amendment to Loan Agreement dated July 5, 2011, as further amended by that certain Fourth Amendment to Loan Agreement dated December 15, 2011, as further amended by that certain Fourth Amendment to Loan Agreement dated April 3, 2012, as further amended by that certain Fifth Amendment to Loan Agreement dated May 23, 2012, and as further amended by that certain Sixth Amendment to Loan Agreement executed between Borrower and Lender as of even date herewith (collectively, and as may be further amended from time to time, the “Loan Agreement”). The Loan is evidenced by that certain Promissory Note dated December 30, 2010 in the original principal amount of up to $45,200,000, as amended by that certain First Amendment to Promissory Note dated February 3, 2011, as further amended by that certain Second Amendment to Promissory Note dated July 5, 2011, and as further amended by that certain Third Amendment to Promissory Note dated April 3, 2012, executed by WBSW, WGRO, DLW and KRPC and payable to the order of Lender (collectively, the “Note”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Note.

B. Subject to the tent’s of the Loan Agreement, WBSW, WGRO, DLW and KRPC have requested the advance of an Additional Disbursement of the Loan in the principal amount of $7,507,000.00, the proceeds of which will be used to acquire property to be owned by CLRW and TRPC, affiliates of WBSW, WGRO, DLW and KRPC. A condition to the Additional Disbursement is the assumption by CLRW and TRPC, on a joint and several basis, of the obligations under the Loan and evidenced by the Note, and the addition of certain real and other property owned by CLRW and TRPC situated in Hillsborough County, Florida (the “Colding Trapnell Property”) as security for the Loan.

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C. In order to induce Lender to advance the Additional Disbursement, Borrower and Lender have agreed to amend the Note as more particularly provided herein.

NOW, THEREFORE, Borrower and Lender hereby agree as follows:

1. Validity of Loan. Borrower acknowledges for the benefit of Lender that the Note and the Loan Documents executed in connection therewith are valid and binding obligations enforceable in accordance with their terms and that Borrower has no offset or defense against the indebtedness evidenced by the Note or the obligations set forth in the Loan Documents. Borrower further acknowledges that, as of the date of this Fourth Amendment, and after giving effect to the Additional Disbursement the outstanding principal balance of the Note is $30,717,880.00.

2. Assumption. CLRW and TRPC hereby assume and agree to perform, on a joint and several basis, all of the obligations under the Loan, as evidenced by the Note and the other Loan Documents, as modified or amended from time. All references in the Note to the “Borrower” are hereby amended to mean collectively, jointly and severally WBSW, WGRO, DLW, KRPC, CLRW and TRPC.

3. Disbursement and Payment. The Additional Disbursement will be advanced to Borrower in accordance with the Loan Agreement and the other Loan Documents as of the date hereof and will be subject in all respects to the interest, payment and other terms set forth in the Note, as amended hereby.

4. Adjustment of Interest Rate. On the date of disbursement of the Additional Disbursement, Borrower acknowledges and agrees that, in accordance with the Note, the interest rate thereunder as adjusted shall remain at three and 50/100 percent (3.50%) per annum.

5. Security. Section 5 of the Note is hereby deleted in its entirety and replaced by the following provision:

“This Note is secured by (i) that certain Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated December 30, 2010 executed by WBSW, as Trustor, for the benefit of Lender, as Beneficiary, and encumbering certain property in Santa Cruz County, California, as amended from time to time (the “Santa Cruz Deed of Trust”); (ii) that certain Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated February 3, 2011 executed by WRGO, as Trustor, for the benefit of Lender, as Beneficiary, and encumbering certain property in Ventura County, California, as amended from time to time (the “Ventura Deed of Trust”); (iii) that certain Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated July 5, 2011 executed by DLW, as Trustor, for the benefit of Lender, as Beneficiary, and encumbering certain property in Santa Cruz County, California, as amended from time to time (the “Dalton Deed of Trust”); (iv) that certain Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated of even date herewith executed by KRPC, as Mortgagor, for the benefit of Lender, as Mortgagee, and encumbering certain property in Hillsborough County, Florida, as amended from time to time (the “Keysville Mortgage”); (v) that certain

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Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated of even date herewith executed by CLRW, as Mortgagor, for the benefit of Lender, as Mortgagee, and encumbering certain property in Hillsborough County, Florida, as amended from time to time (the “Colding Loop Mortgage”); and (vi) that certain. Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated of even date herewith executed by TRPC, as Mortgagor, for the benefit of Lender, as Mortgagee, and encumbering certain property in Hillsborough County, Florida, as amended from time to time (the “Trapnell Mortgage”) (collectively, the “Deeds of Trust”). In the event any of the property encumbered by the Deeds of Trust (collectively, the “Property”) or any portion thereof or any interest therein is sold or conveyed or becomes subject to an agreement to sell or convey, other than transfers expressly permitted in the Loan Documents, prior to the time the indebtedness owing on this Note shall have been paid in full, then in any and all such events the entire indebtedness owing on this Note shall, at the sole option of Lender, become due and payable together with the Prepayment Premium. It is agreed that there shall be no additional liens or deeds of trust on the Property (other than as expressly permitted in the Loan Documents), without the prior written consent of the Lender.”

All references in the Note to the “Deed of Trust” are hereby amended to mean the Deeds of Trust as defined above.

6. Prepayment. Borrower shall have no right or privilege to prepay all or any portion of the Note, as amended hereby except as set forth in Section 3 of the Note. BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, AS AMENDED, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THE NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY THE HOLDER THEREOF ON ACCOUNT OF ANY DEFAULT BY ANY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEEDS OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT PREMIUM SPECIFIED IN SECTION 3.2 (IF APPLICABLE) OF THE NOTE. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT LENDER’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE, AS AMENDED HEREBY CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT. INITIALS OF AUTHORIZED SIGNATORY OF BORROWER: /s/DG

7. Reaffirmation. The terms of this Fourth Amendment shall be effective for all purposes on the date hereof. Except as expressly set forth herein, the Note shall remain unmodified and in full force and effect. Borrower hereby reaffirms for the benefit of Lender, and any holder of the Note, each and every of the terms and provisions of the Note as originally set forth therein.

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8. Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

9. Governing Law. This Amendment shall be governed under the laws of the State of California.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Fourth Amendment to be effective as of the date first written above.

“Lender”		“Borrower”

METROPOLITAN LIFE INSURANCE		WEST BEACH STREET WATSONVILLE, LLC,
COMPANY, a New York corporation		a California limited liability company

By:	/s/ Tom Bozzo	By:	Gladstone Land Limited Partnership,
Printed Name:	Tom Bozzo		a Delaware limited partnership,
Title:	Director		its Manager

			By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

				By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

WEST GONZALES ROAD OXNARD, LLC
a California limited liability company

		By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

			By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

				By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

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DALTON LANE WATSONVILLE, LLC,
a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

KEYSVILLE ROAD PLANT CITY, LLC,
a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

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COLDING LOOP ROAD WIMAUMA, LLC,
a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

TRAPNELL ROAD PLANT CITY, LLC,
a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Corporation,
a Maryland corporation,
its General Partner

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

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